UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2021

Blackstone Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33551	20-8875684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue New York, New York	10154
(Address of principal executive offices)	(Zip Code)

(212) 583-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE. This Amendment No. 1 to the Current Report on Form 8-K is filed merely to reflect clarifying edits relating to the transactions previously reported in the original report.

Item 8.01	Other Events

On December 7, 2021, the board of directors of Blackstone Inc. (the “Company”) authorized the repurchase of up to $2.0 billion of the Company’s common stock and Blackstone Holdings Partnership Units, which authorization replaced the Company’s prior $1.0 billion repurchase authorization. Under the repurchase program, repurchases may be made from time to time in open market transactions, in privately negotiated transactions or otherwise. The timing and the actual number of shares repurchased will depend on a variety of factors, including legal requirements, price and economic and market conditions. The repurchase program may be changed, suspended or discontinued at any time and does not have a specified expiration date. While the repurchase authorization is broad-based, the Company anticipates that share repurchases will largely be used to offset the dilutive effect from annual equity awards.

As reflected in the Form 4 filed on December 7, 2021, Hamilton E. James, the Company’s Executive Vice Chairman and a member of its board of directors, sold 5,275,992 shares of the Company’s common stock to a third party financial institution on December 7, 2021. In that connection, the Company repurchased 3,718,854 shares of common stock under the repurchase program from Mr. James for an aggregate purchase price of $499,999,920.30, which reflected the same price per share received by Mr. James in the concurrent sale of shares of common stock to such third-party financial institution. Mr. James has said these sales aggregating a total of 8,994,846 shares of common stock are primarily sales by family trusts for Mr. James’s heirs for estate planning and necessary diversification. Of his personal Blackstone shares held outside those trusts, he is selling only enough shares to partially fund the taxes owed on the exchange and is retaining 80% of his personal Blackstone shares. Mr. James has expressed his intention to remain a long-term Blackstone shareholder given his strong confidence in the firm’s future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2021

Blackstone Inc.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer